UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 18, 2020

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers

On November 18, 2020, Edward I. Shifman, Jr. advised Seaboard Corporation (the "Company") that he will not be standing for re-election to the Company’s Board of Directors at the Company’s next Annual Stockholders’ Meeting.  Mr. Shifman's decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

In addition, on November 18, 2020, the Company announced that Darwin E. Sand is retiring from the position of President of Seaboard Foods LLC effective January 1, 2021. In connection with Mr. Sand's retirement, the Company and Mr. Sand have entered into a Retirement Agreement pursuant to which the Company will pay Mr. Sand $1,896,000 (the “Severance Amount”) and the amount of his 2020 accrued bonus ($700,000), less deductions required by law, on or before December 31, 2020.  The Severance Amount and accrued bonus amount are in lieu of any payments that otherwise would be owing under Mr. Sand’s Employment Agreement.  The Retirement Agreement supersedes Mr. Sand's existing Employment Agreement, except that Mr. Sand will continue to be obligated to comply with certain non-compete and non-solicitation restrictive covenants contained in the Employment Agreement.

The foregoing description of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retirement Agreement. The Company will file the Retirement Agreement as an exhibit to a subsequent periodic report filed with the U.S. Securities and Exchange Commission.

Item 8.01 Other Events

On November 18, 2020, the Company issued a News Release announcing that Peter Brown joins Seaboard Foods LLC as President to succeed the current President. A copy of the News Release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

99.1 News Release, dated November 18, 2020, announcing that Peter Brown joins Seaboard Foods LLC as President to Succeed Current President.

104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2020

Seaboard Corporation
(Registrant)

By:	/s/ Robert L. Steer
Robert L. Steer President, Chief Executive Officer
and Chief Financial Officer

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